UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN ORIENTAL BIOENGINEERING, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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AMERICAN ORIENTAL BIOENGINEERING, INC.

25th Floor—Mid Section, Great China International Exchange Square, No.1 Fuhua 1 Rd, Futian District,

Shenzhen, 518034, People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on December 5, 2008

TO THE STOCKHOLDERS OF AMERICAN ORIENTAL BIOENGINEERING, INC:

The Annual Meeting of the Stockholders of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”, “AOB”, “we”, “us” or “our”), will be held on December 5, 2008, at 9:00 p.m. Beijing Standard Time, i.e. (local time), which is equivalent to December 5, 2008 at 8:00 a.m. U.S. Eastern Standard Time (the “Annual Meeting”), at 25th Floor—Mid Section, Great China International Exchange Square, No.1 Fuhua 1 Rd, Futian District, Shenzhen, 518034, People’s Republic of China, for the following purposes:

1.	To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s common stock and series A preferred stock at the close of business on October 6, 2008 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. If you receive this proxy statement in the mail, a return envelope is enclosed for your convenience.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET OR BY TELEPHONE. IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO ATTEND THE MEETING TO VOTE IN PERSON.

By Order of the Board of Directors,

/s/ Tony Liu

Tony Liu

Chairman of the Board and Chief Executive Officer

Dated: October 6, 2008

AMERICAN ORIENTAL BIOENGINEERING, INC.

25th Floor—Mid Section, Great China International Exchange Square, No.1 Fuhua 1 Rd, Futian District,

Shenzhen, 518034, People’s Republic of China

PROXY STATEMENT

for

Annual Meeting of Stockholders

to be held on December 5, 2008

INTRODUCTION

Your proxy is solicited by the Board of Directors of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”, “AOB”, “we”, “us” or “our”), for use at the Annual Meeting of Stockholders to be held on December 5, 2008, at 9:00 p.m. Beijing Standard Time, i.e. (local time), which is the equivalent to December 5, 2008 at 8:00 a.m. U.S. Eastern Standard Time (the “Annual Meeting”) at 25th Floor—Mid Section, Great China International Exchange Square, No.1 Fuhua 1 Rd, Futian District, Shenzhen, 518034, People’s Republic of China for the following purposes:

1.	To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors set October 6, 2008, as the record date (the “Record Date”) to determine those holders of common stock, par value $0.001 per share, of the Company (“Common Stock”) and series A preferred stock, par value $0.001 per share (“Series A Preferred Stock”) who are entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office during the 10-day period preceding the Annual Meeting.

On or about October 24, 2008, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.investoreconnect.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock and Series A Preferred Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 78,249,264 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting. The holder of the Series A Preferred Stock is entitled to an aggregate of 26,083,088 votes, representing 25% of the combined voting power of all of the Company’s issued and outstanding Common Stock and Preferred Stock.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card or follow the instructions below to submit your proxy on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

If I am a stockholder of record of the Company shares, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, or vote by proxy on the Internet. If you received a Notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:

•	To vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card.

•

To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 8:00 a.m. U.S. Eastern Standard Time on December 5, 2008 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You may revoke your proxy card at any time before its exercise at the Annual Meeting by giving our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock and Series A Preferred Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards, submit their proxy on the Internet, or attend the meeting. If you sign and return your proxy card, or submit your proxy on the Internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock and Series A Preferred Stock, represented in person or by proxy at the Annual Meeting. Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting. An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on “routine” proposals such as the election of directors and the ratification of the Company’s independent auditors.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1: The General Corporations Law of Nevada and The New York Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Weinberg & Company, P.A. to serve as the Company’s independent auditors for the 2008 fiscal year. The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 78,249,264 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. The holder of the Series A Preferred Stock is entitled to an aggregate of 26,083,088 votes, representing 25% of the combined voting power of all of the Company’s issued and outstanding Common Stock and Preferred Stock. Holders of Common Stock and Series A Preferred Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, c/o American Oriental Bioengineering, Inc., at the Company’s New York office located at 330 Madison Avenue, 9th Floor, New York, NY 10017. The Company’s telephone number at the New York location is (212) 786-7566. Stockholders who share an address and receive multiple copies of the annual report and this proxy statement can notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of Common Stock and Series A Preferred Stock as of September 15, 2008 by (i) each person known to us to own beneficially more than 5% of our Common Stock, (ii) each of our directors and each of our named executive officers; and (iii) all executive officers and directors as a group. Unless otherwise indicated, the address for all of the executive officers, directors and stockholders named below is c/o American Oriental Bioengineering, Inc., 25th Floor - Mid Section, Great China International Exchange Square, No. 1 Fuhua 1 Rd, Futian District, Shenzhen, 518034, People’s Republic of China.

Name	Title of Class	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Tony Liu	Series A Preferred Stock	1,000,000	(3)	100.0%
Tony Liu	Common Stock	14,437,648	(4)	18.5%
Yanchun Li	Common Stock	795,716	(5)	1.0%
Jun Min	Common Stock	933,494	(6)	1.2%
Binsheng Li	Common Stock	308,906	(7)	0.4%
Cosimo J. Patti	Common Stock	14,267	(8)	0.0%
Xianmin Wang	Common Stock	32,072	(9)	0.0%
Eileen Brody	Common Stock	55,804	(10)	0.1%
Lawrence S. Wizel	Common Stock	15,914	(11)	0.0%
Baiqing Zhang	Common Stock	9,756	(12)	0.0%
Total Ownership of Common Stock by All Directors and Executive Officers as a Group		16,603,577		21.2%

(1)	The amount of beneficial ownership includes the number of shares of common stock and/or preferred stock, plus, in the case of each of the executive officer and directors and all officers and directors as a group, all shares issuable upon the exercise of the options held by them, which were exercisable as of September 15, 2008 or within 60 days thereafter. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the SEC, every person who has or shares the power to vote or to dispose of shares of common stock are deemed to be the “beneficial owner” of all the shares of common stock over which any such sole or shared power exists.
(2)	Based upon 78,249,264 shares outstanding as of September 15, 2008.
(3)	Through his common and preferred stock ownership, currently Mr. Liu has voting power equal to approximately 43.5% of our voting securities.
(4)	Includes 40,000 shares of common stock issuable upon the exercise of options.
(5)	Includes 32,000 shares of common stock issuable upon the exercise of options.
(6)	Includes 24,000 shares of common stock issuable upon the exercise of options.
(7)	Includes 16,000 shares of common stock issuable upon the exercise of options.
(8)	Includes 5,139 shares of common stock issuable for service rendered in fiscal year 2008.
(9)	Includes 5,139 shares of common stock issuable for service rendered in fiscal year 2008.
(10)	Includes 9,045 shares of common stock issuable for service rendered in fiscal year 2008.
(11)	Includes 5,791 shares of common stock issuable for service rendered in fiscal year 2008.
(12)	Includes 5,139 shares of common stock issuable for service rendered in fiscal year 2008.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors has nominated nine (9) persons to stand for election. If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Set forth below is the names, age, title and date of initial appointment of each nominee for director of the Company followed by a summary of each nominee’s background and principal occupations over the past five years.

Name	Age	Title	Date of Initial Appointment
Tony Liu	55	Chief Executive Officer and Chairman of the Board	December 18, 2001
Jun Min	49	Vice President and Director	May 8, 2002
Yanchun “Lily” Li	39	Chief Financial Officer, Chief Operations Officer, Secretary and Director	May 8, 2002
Binsheng Li	44	Chief Accounting Officer and Director	May 8, 2002
Cosimo J. Patti(1)(2)(3)	58	Independent Director	September 27, 2004
Xianmin Wang(1)(2)(3)	65	Independent Director	January 1, 2005
Eileen Bridget Brody(1)(2)(3)	46	Independent Director	June 22, 2005
Lawrence S. Wizel(1)(2)(3)	64	Independent Director	August 21, 2006
Baiqing Zhang(3)	55	Independent Director	December 15, 2006

(1)	Serves as a member of the Audit Committee.
(2)	Serves as a member of the Compensation Committee.
(3)	Serves as a member of the Nominating Committee.

Executive officers of the Company are appointed at the discretion of the Board of Directors with an employment term of one year, which is subject to automatic one year renewals unless written notice is given by the Company or the executive officer not to renew. There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT THE NOMINEES

TONY LIU—CHIEF EXECUTIVE OFFICER, DIRECTOR AND CHAIRMAN OF THE BOARD OF DIRECTORS. Tony Liu is the principal founder of our Company and has served as our Chief Executive Officer and the Chairman of our Board of Directors since 2001. He served in the army for over 19 years. After Mr. Liu left the army, he began working for the government in the Heilongjiang province in northeastern China. In addition to serving as a representative to the National People’s Congress in China, with his practical work experience in the Chinese community for many years, Mr. Liu has witnessed and participated in the massive macro economic changes for the past thirty years. He has many years of experience in managing the army, government agencies and pharmaceutical companies. Mr. Liu graduated with a major in Communications & Commands from Wuhan Communication College in 1986 and studied Integrated Marketing and Media at the University of Hong Kong in 2004. Mr. Liu studied in the Program of Sustainable Growth of Large Corporations sponsored by the School of Engineering and the School of Business at Stanford University.

JUN MIN—VICE PRESIDENT AND DIRECTOR. Jun Min is one of our partner founders and has served as our Vice President and as a member of our Board of Directors since 2002. Mr. Min worked at the Price Checking Department Bureau of Heilongjiang Province from 1987 to 1992. Subsequently, he worked for Three-

Happiness Bioengineering, Co. Ltd. from 1994. He has over 20 years of experience in operations management and has an extensive knowledge of the consumer and pharmaceutical products industries in China. Mr. Min received a BA in Business Management from Harbin Broadcast & TV University in 1986.

YANCHUN LI—CHIEF FINANCIAL OFFICER, CHIEF OPERATIONS OFFICER, SECRETARY AND DIRECTOR. Yanchun Li is one of our partner founders and has served as Chief Financial Officer since May 2007. Prior to her appointment as Chief Financial Officer, she had been the Acting Chief Financial Officer since May 2002, Chief Operating Officer and Secretary since October 2003 and has worked at the Company and served as a member of the Board since 2002. Ms. Li has fifteen years of experience in management in the food industry and the pharmaceutical industry in China. In particular, she has extensive experience and innovative insight in marketing, management, brand building, corporate strategy, human resource and financial capital management. Before joining us, Ms. Li worked for China Ruida Food Limited Company and successfully established the Ruida brand as the number one brand in the instant frozen food industry. Ms. Li joined Three-Happiness Bioengineering, Co. Ltd. in 1994 and was in charge of the marketing and sales. Under her leadership, the functional drinks of the Three-Happiness brand has reached stunning achievement nationwide across China. The Three-Happiness brand was later awarded the “Top Ten Well-known Brands in China”. Ms. Li won the China Golden Award in Marketing of Year 2005 and was elected into the “Who’s Who of Chinese Origin Worldwide”. Ms. Li received her BA in English from Beijing University of Industry and Commerce in 1993 and completed the Owner/President Management Program in 2008, an advanced program, at Harvard Business School.

BINSHENG LI—CHIEF ACCOUNTING OFFICER AND DIRECTOR. Binsheng Li is one of our partner founders and has served as our Chief Accounting Officer and as a member of our Board of Directors since 2002. Mr. Li began his career at Three-Happiness Bioengineering, Co. Ltd. in 1994 in the accounting department. Mr. Li is in charge of all financial management and accounting work for the Company. Mr. Li graduated from Dalian Financial School in 1986 with a major in Finance and Economics.

COSIMO J. PATTI—INDEPENDENT DIRECTOR. Cosimo Patti has served on our Board of Directors since 2004. Before joining us, Mr. Patti was an arbitrator for the National Association of Securities Dealers and the New York Stock Exchange for 18 years. Since August 1999, Mr. Patti has been the President and Chairman of Technology Integration Group, Inc. In June 2007, Mr. Patti joined the board of directors of Advanced Battery Technologies, Inc. (NASDAQ:ABAT), a company engaged in the business of designing, manufacturing and marketing rechargeable polymer lithium-ion batteries. From 2002 to 2004, Mr. Patti was the Senior Director of Applications Planning with iCi/ADP. He was the Director of Strategic Cross-border Business with Cedel Bank from 1996 to 1999, and President and Founder of FSI Advisors Group from 1998 to 2002. Mr. Patti attended Brooklyn College from 1968 to 1970.

XIANMIN WANG—INDEPENDENT DIRECTOR. Xianmin Wang has served on our Board of Directors since 2005. He was the Vice Governor of Heilongjiang Province from 1998 to 2003, where he was in charge of Financial and Economic affairs. Mr. Wang was Secretary of Daqing Municipal Party Committee from 1996 to 1998, and Vice Secretary of Harbin Municipal Party Committee from 1991 to 1992. Mr. Wang received a post graduate degree in Philosophy from Renmin University of China in 1964. He also holds a bachelor’s degree in Economics from Northeast Forest University and postgraduate degrees in Philosophy from Heilongjiang University and Renmin University of China.

EILEEN BRIDGET BRODY—INDEPENDENT DIRECTOR. Eileen Brody has served on our Board of Directors since 2005. Since August 2005, Ms. Brody has been President of Dawson-Forte Cashmere, an apparel trading company. Since June 2007 Ms. Brody has been a member of the board of directors of Fuqi International, Inc. (NASDAQ:FUQI), a company specializing in designing, developing, promoting, and selling a range of precious metal jewelry products in the Chinese luxury goods market. From 1997 to 2004, she was Vice President of Merchandising and Planning for Carter’s Retail division of The William Carter Company. From 1992 to 1997, she held various management positions for Melville Corporation, a multi-billion dollar retailer. From 1983 to

1990, Ms. Brody worked for KPMG Peat Marwick as a Senior Manager. Ms. Brody is a Certified Public Accountant. She received her Undergraduate and MBA degrees from Pace University and a second MBA from the Harvard Graduate School of Business.

LAWRENCE S. WIZEL—INDEPENDENT DIRECTOR. Lawrence Wizel has served on our Board of Directors since 2006. Prior to joining our Board of Directors, he served as Deputy Professional Practice Director at Deloitte Touche USA LLP, or Deloitte, in Deloitte’s New York office. Mr. Wizel began his career at Deloitte in 1965 and was a partner from 1980 until he retired in June 2006. Mr. Wizel was responsible for serving a diverse client base of publicly held and private companies in a variety of capacities including, SEC filings, initial public offerings, mergers and acquisition transactions and periodic reporting. Since September 2006, Mr. Wizel has been a member of the board of directors of 3SBio Inc. (NASDAQ:SSRX), a biotechnology company focused on researching, developing, manufacturing and marketing biopharmaceutical products primarily in China. Since August 2007, Mr. Wizel has been a member of the board of directors of Puda Coal, Inc. (OTC:PUDC), a supplier of metallurgical coking coal to the industrial sector in China. He received his BA in 1965 in accounting from Michigan State University and is a Certified Public Accountant.

BAIQING ZHANG—INDEPENDENT DIRECTOR. Baiqing Zhang has served on our Board of Directors since 2006. Mr. Zhang brings to us two decades of experience in the Chinese government’s regulatory and supervisory divisions. From 1997 until Mr. Zhang retired in 2005, Mr. Zhang served as Deputy Director, Division Chief of the Heilongjiang Regulatory Bureau of the China Securities Regulatory Commission, or CSRC, where he managed and imposed regulatory compliance for all Heilongjiang-based securities issuances, as well as supervised securities trading, investment funds and legal affairs. The CSRC is China’s primary regulatory body overseeing the country’s financial markets. Prior to this, he spent ten years as a member of the Discipline Inspection Committee in the Department of Supervision of the Heilongjiang Province, and previously was the Vice Principal of Hebei Institute of Mechanical and Electrical Technology, where he taught college courses. Since 2005, Mr. Zhang has been a consultant in the fields of law and economics, public policy, and business strategy. He also consults and lectures about regulatory issues in the Chinese securities markets, based on his significant experience at the CSRC. Mr. Zhang received a degree in Management of Economics from the Tianjin Normal University and a degree in Accounting from the Heilongjiang Economics Management Academy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no transactions, since January 1, 2007, the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest. It is the Company’s policy that the Company will not enter into any related party transactions unless the Audit Committee or another independent body of the Board of Directors first reviews and approves the transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish our company with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms received by us, we believe that during the fiscal year 2007, all of the executive officers complied with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except that:

Mr. Cosimo J. Patti did not timely file a Form 4 reflecting the sale of 2,000 shares of Common Stock on January 16, 2007, 3,000 shares of Common Stock on May 1, 2007 and 17,026 shares of Common Stock on June 28, 2007. Mr. Patti subsequently filed a Form 5 on February 14, 2008 reflecting each sale of the shares of Common Stock.

Mr. Tony Liu did not timely file a Form 4 reflecting the sale of 500,000 shares of Common Stock through a follow on public offering on July 3, 2007.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held five meetings during 2007. No director attended less than 75% of the meetings of any committee of which the director was a member. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders. All of our directors attended our Annual Meeting of Stockholders in December 2007 by telephone conference call or in person.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee.

COMPENSATION COMMITTEE

The Compensation Committee was established on January 15, 2005. The members of the Compensation Committee during 2007 were Cosimo J. Patti, Xianmin Wang, Lawrence S. Wizel and Eileen Brody. Ms. Brody served as the Chairperson of the Compensation Committee. Each of these members are considered “independent” under Section 303A.02 of the listing standards of the New York Stock Exchange, as determined by our Board of Directors. The Compensation Committee operates under a written charter. The Amended and Restated Compensation Committee Charter can be found on our website at www.bioaobo.com and can be made available in print free of charge to any shareholder who requests it.

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and administers our 2006 equity incentive plan. The Compensation Committee held 5 meetings during 2007.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee was established on January 15, 2005. The purpose of the Nominating and Corporate Governance Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and in monitoring the process to assess the effectiveness of the Board of Directors. The Nominating and Corporate Governance Committee held one meeting during 2007.

The members of the Nominating and Corporate Governance Committee during 2007 were Cosimo J. Patti, Eileen Brody, Baiqing Zhang, Lawrence S. Wizel and Xianmin Wang. Mr. Wang served as the Chairperson of the Nominating and Corporate Governance Committee. Each of the above-listed Nominating and Corporate Governance Committee members are considered “independent” under Section 303A.02 of the listing standards of the New York Stock Exchange, as determined by our Board of Directors.

There have been no changes to the procedures by which the stockholders of the Company may recommend nominees to the Board of Directors since the filing of the Company’s Definitive Proxy Statement on October 23, 2007 for its Annual Meeting of Stockholders, which was held on December 3, 2007. The Nominating and Corporate Governance Committee operates under a written charter. The Amended and Restated Nominating and Corporate Governance Committee Charter can be found on our website at www.bioaobo.com and can be made available in print free of charge to any shareholder who requests it.

The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the New York Stock Exchange Rules and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o American Oriental Bioengineering, Inc., 330 Madison Avenue, 9th Floor, New York, NY 10017. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

AUDIT COMMITTEE

The Audit Committee operates under a written charter. The Amended and Restated Audit Committee Charter can be found on our website at www.bioaobo.com and can be made available in print free of charge to any shareholder who requests it.

The Audit Committee’s charter states that the responsibilities of the Audit Committee shall include, among other things:

•	reviewing the Audit Committee’s charter, annual report to stockholders and reports submitted to the SEC;

•	naming the Company’s independent auditors, confirming and reviewing their independence, and approving their fees;

•	reviewing the independent auditors’ performance;

•	considering the independent auditors’ judgments about the Company’s accounting principles;

•	considering and approving major changes to the Company’s auditing and accounting principles;

•	establishing reporting systems to the committee by management and the independent auditors regarding management’s significant judgments in preparing financial statements;

•	following an audit, reviewing significant difficulties encountered during the audit;

•	reviewing significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements;

•	reviewing the extent to which improvements in financial or accounting practices approved by the committee have been implemented;

•	review with counsel any legal matters that could have a significant impact on the Company’s financial statements; and

•	review all Company transactions, in which any related person may have a direct or indirect material interest.

The Audit Committee met five times during 2007. Pursuant to its charter, the Audit Committee meets at least quarterly with the Company’s internal auditors. The Company does not limit the number of audit committees on which its Audit Committee members can serve.

The members of the Audit Committee during 2007 were Cosimo Patti, Xianmin Wang, Eileen Brody and Lawrence S. Wizel. Mr. Wizel served as the Chairperson of the Audit Committee. Each of these members are considered “independent” under Section 303A.02 of the listing standards of New York Stock Exchange, as determined by our Board of Directors. The Audit Committee performs each of its responsibilities as outlined in its charter.

Our Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our Audit Committee. Lawrence S. Wizel is the “audit committee financial expert” and is an independent member of our Board of Directors.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are “independent” as required by applicable listing standards of The New York Stock Exchange. The Committee operates pursuant to a Charter that was approved by the Board. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of the oversight of the Company’s financial reporting process, the Audit Committee has reviewed and discussed the audited financial statements with management, the internal auditors and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Lawrence S. Wizel (Chairman)

Eileen Brody

Cosimo Patti

Xianmin Wang

(1)	The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

EXECUTIVE SESSIONS

Under the New York Stock Exchange Rules, our non-management directors are required to hold regular executive sessions. The chairperson of the executive session will rotate at each session so that each non-management director shall have an opportunity to serve as chairperson. Interested parties may communicate directly with the presiding director of the executive session or with the non-management directors as a group, by directing such written communication to Mr. Larry S. Wizel at c/o American Oriental Bioengineering, Inc., 330 Madison Avenue, 9th Floor, New York, NY 10017.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Secretary of the Company, c/o American Oriental Bioengineering, Inc., 330 Madison Avenue, 9th Floor, New York, NY 10017. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A written copy of the code can be found on our website at www.bioaobo.com and can be made available in print to any shareholder upon request at no charge by writing to our Chief Financial Officer, c/o American Oriental Bioengineering, Inc. at 330 Madison Avenue, 9th Floor, New York, NY 10017. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, deter wrongdoing, promote honest and ethical conduct, avoid conflicts of interest, and foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code.

EXECUTIVE COMPENSATION

The Company’s executive compensation program for the named executive officers (NEOs) is administered by the Compensation Committee of the Board of Directors.

Compensation Objectives

We believe that the compensation programs for the Company’s NEOs should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company’s success. Our compensation plans are consequently designed to link individual rewards with Company’s performance by applying objective, quantitative factors including the Company’s own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.

Process for Determining Compensation for Executives

The Compensation Committee makes independent decisions about all aspects of NEO compensation, and takes into account (i) recommendations from our CEO with respect to the compensation of NEOs other than himself, and (ii) information that our Human Resources department provides regarding compensation data and benchmarks for comparable positions and companies in different applicable geographical area.

The Company’s executive’s compensation program prior to April 2007 had been at the same level since 2003. The program was simplistic and was less structured than a more mature US-based corporation. Four of our NEOs are founders or co-founders of the Company and their ownership in the Company has driven their philosophy to provide modest salaries and no annual bonus. The compensation structure was set to retain capital resources in the Company to further growth.

A Compensation Committee meeting was held in December 2006 to review the Company’s compensation practices and an independent third party compensation consultants were hired to conduct a review of the Company’s executive compensation program. The study compared the Company’s compensation levels to external market rates to judge whether pay levels are competitive with the market for senior level talent in this industry. The study also included comparisons to US based pay practices for executives. The result of the compensation study led the Compensation Committee to believe that the compensation provided for NEOs in 2006 was at the low percentile based upon our financial performance, general economic conditions, our analysis of compensation of surveyed companies, our assessments of individual and corporate performance, and other relevant factors. In April 2007 the Committee recommended to the Board of Directors the necessary changes to the compensation program.

The Compensation Committee regularly reviews the design and structure of the Company’s compensation programs to ensure that management’s interests are closely aligned with stockholders’ interests and that the compensation programs are designed to further the Company’s strategic priorities.

Elements of Compensation

Base Salary. Base salaries for the named executive officers are set forth in their respective employment agreements. Periodically, however, the Compensation Committee considers proposals from the Company’s management to approve increases to the base salaries for named executive officers other than our CEO. When considering whether to approve these adjustments, the Compensation Committee takes into account a number of factors, including:

•	the Company’s performance;

•	the individual’s current and historical performance and contribution to the Company;

•	and the individual’s role and unique skills.

However, prior to April 2007 total annual compensation was not in line with comparable companies, because our philosophy was to pay modest salaries with no bonus to conserve capital resources for future company growth. Our focus was to set executives’ base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.

Annual Cash Incentive Bonuses. The Company has a cash incentive bonus plans for NEO. The plan is designed to promote executive decision making and achievement that supports the realization of key overall Company financial goals. For fiscal 2007, the participants in the Company’s cash incentives program consisted of each of the Company’s five named executive officers.

In fiscal 2007, executives had target bonus opportunities ranging from 0% to 75% of fiscal year salary earnings, depending on position level and responsibility, with larger bonus opportunities provided to those with greater responsibility. The Compensation Committee establishes the guidelines under which the plan is administered, including financial performance goals and payout schedules. The goals reflect the Company’s performance using performance measures of net income.

The plan provides payouts based on different levels of achievement:

•	Threshold: the minimum level of performance for which a bonus is paid and set at 90% of the Target level. No bonuses will be earned if the Threshold level of the Company’s performance is not achieved;

•	Minimum: 70% of bonus is paid for achievement of 90% to 99.9% of financial goals.

•	Target: 100% of bonus is paid for achievement of financial goals.

•	Maximum: achievement at a superior level of performance for 300% payout of the Target bonus.

For achievement between Target and Maximum, bonus payouts are interpolated to reflect the level of results achieved.

Equity Incentive Compensation. We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards. Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. The Compensation Committee has the general authority, however, to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the committee determines in its sole discretion. The Committee does not have a determined formula for determining the number of options available to be granted. The Compensation Committee will review each executive’s individual performance and his or her contribution to our strategic goals periodically. With the exception of stock options automatically granted at the end of each fiscal quarter in accordance with the terms of the employment agreement with our executive officers, our Compensation Committee grants equity incentive compensation at times when we do not have material non-public information to avoid timing issues and the appearance that such awards are made based on any such information.

The Compensation Committee is carefully monitoring our executive compensation programs. It is our general objective to provide our NEOs with total annual compensation near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. To accomplish this objective, we anticipate increasing levels of executive compensation over time. The Compensation Committee has reviewed the Compensation Discussion & Analysis (“CD & A”) prepared by management and recommended it for inclusion in this Proxy Statement.

Summary Compensation Table

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, for each of the last three fiscal years to each named executive officer.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Tony Liu, CEO and Chairman	2007	200,000	53,253	—	594,000	—	—	—	847,253
	2006	150,000	—	—	53,923	—	—	—	203,923
	2005	150,000	—	—	25,000	—	—	—	175,000

Yanchun Li, CFO, COO, Director	2007	160,000	39,940	—	475,200	—	—	—	675,140
	2006	90,000	—	—	32,355	—	—	—	122,355
	2005	90,000	—	—	15,000	—	—	—	105,000

Jun Min, VP, Director	2007	120,000	39,940	—	356,400	—	—	—	516,340
	2006	70,000	—	—	32,355	—	—	—	102,355
	2005	70,000	—	—	15,000	—	—	—	85,000

Binsheng Li, Chief Accounting Officer, Director	2007	80,000	26,626	—	237,600	—	—	—	344,226
	2006	57,000	—	—	19,413	—	—	—	76,413
	2005	57,000	—	—	9,000	—	—	—	66,000

Wilfred Chow, SVP of Finance	2007	160,000	53,253	—	297,000	—	—	—	510,253
	2006	100,000	26,666	—	—	—	—	—	126,666
	2005	—	—	—	—	—	—	—	—

(1)	The amounts reported in this column represent base salaries paid to each of the named executive officers for fiscal 2007 as provided for in their respective employment agreements.
(2)	The named executive officers did not receive any discretionary bonuses, sign-on bonuses, or other annual bonus payments that are not contingent on the achievement of stipulated performance goals. Cash bonus payments are contingent on achieving pre-established and communicated goals.
(3)	Option award amounts in this table relate to the accounting expense for options granted in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, (SFAS 123(R)), which requires the expensing of equity stock awards.

Employee Stock Option Plan

In March 2004, our Board of Directors formally adopted a Stock Option Plan (the “2004 Plan”). Under the 2004 Plan, we were authorized to grant non-qualified options to purchase up to 2,900,000 shares of our common stock to our employees, officers, directors and consultants. The 2004 Plan was administered directly by our Compensation Committee. Subject to the provisions of the 2004 Plan, the Compensation Committee determined who would receive stock options, the number of shares of common stock that may be covered by the option grants, the time and manner of exercise of options and exercise prices, as well as any other pertinent terms of the options. The Company replaced the 2004 Plan with a new Equity Incentive Plan that was adopted by the Board and approved by the stockholders in 2006 (“2006 Plan”). The 2006 Plan provides a maximum of 5,000,000 shares for future grants. The Company will not grant any additional awards under the 2004 Plan. All awards, starting from 2007, have been granted under the 2006 Plan. Those individuals with awards outstanding under the 2004 Plan will continue to hold such awards in accordance with the terms of their respective grant agreements.

As of December 31, 2007, the Company granted an aggregate of 974,500 options under the 2006 Plan. For the fiscal year ended December 31, 2007, options to purchase a total of 660,000 shares of common stock were granted to the executive officers. In 2007, the Company granted the following options to the NEO’s pursuant to the 2006 Plan:

2007 Grants Of Plan-Based Awards Table

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards (Target) (#)(1)	Exercise or Base Price of Option Awards ($ / Sh) (2)	Closing Price on Grant Date ($ / Sh)	Grant Date Fair Value of Option Awards ($ / Sh)
Tony Liu	4/20/07	200,000	10.74	10.55	594,000
Yanchun Li	4/20/07	160,000	10.74	10.55	475,200
Jun Min	4/20/07	120,000	10.74	10.55	356,400
Binsheng Li	4/20/07	80,000	10.74	10.55	237,600
Wilfred Chow	4/20/07	100,000	10.74	10.55	297,000

(1)	Represents the number of stock options granted in fiscal 2007. These options vest and become exercisable ratably in five equal annual installments beginning one year after the grant date.
(2)	Represents the exercise price for the stock options granted, which was the five days average closing stock prices of the Company’s Common Stock on the NYSE preceding the grant date.

Employment Agreements

In April 20, 2007, we entered into employment agreements with Tony Liu, our Chairman and Chief Executive Officer, Yanchun Li, our Chief Financial Officer and Chief Operations Officer, Jun Min, our Vice President, and Binsheng Li, our Chief Accounting Officer, all of whom are also directors of the Company. We also entered into employment agreement with Wilfred Chow, our Senior Vice President of Finance.

Tony Liu’s employment agreement has a term of one year, effective as of April 20, 2007, and provides for an annual base salary of $200,000, subject to subsequent annual review by the Company’s Compensation Committee. The term of his agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 200,000 shares of common stock with an exercise price of $10.74 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Mr. Liu’s continued employment with the Company on each vesting date. Mr. Liu is also entitled to an annual performance based bonus of up to $40,000 based upon the Company’s performance. Such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. Mr. Liu’s employment can be terminated with cause, or without cause pursuant to a decision by our Board of Directors, and in the event of death, resignation, or disability. In the event of death, resignation, disability or termination with cause, Mr. Liu would be entitled to (i) any earned but unpaid base salary through his date of death, resignation, disability or termination, (ii) for any unused accrued and unforfeited vacation, and (iii) for any unreimbursed business expenses incurred prior to his death, resignation, date of disability or termination. In the event Mr. Liu’s employment is terminated without cause, he will be eligible to receive and we will pay him (i) any earned but unpaid base salary through his last date of employment, at the rate then in effect, (ii) for any unused accrued and unforfeited vacation, (iii) his base salary in effect at the time of his termination on a monthly basis, through the anniversary of the effective date of his employment agreement, and (iv) for any unreimbursed business expenses incurred by him prior to his last date of employment with the Company.

Lily Li’s employment agreement has a term of one year, effective as of April 20, 2007, and provides for an annual base salary of $160,000, subject to subsequent annual review by the Company’s Compensation Committee. The term of her agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 160,000 shares of common stock with an exercise price of $10.74 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Ms. Li’s continued employment with the Company on each vesting date. Ms. Li is also entitled to an annual performance based bonus of up to $30,000 based upon the Company’s performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. Ms. Li’s employment can be terminated with cause, or without cause pursuant to a decision by our Chief Executive Officer, and in the event of death, resignation or disability. In the event of death, resignation, disability or termination with cause, Ms. Li would be entitled to (i) any earned but unpaid base salary through her date of death, resignation, disability or termination, (ii) for any unused accrued and unforfeited vacation, and (iii) for any unreimbursed business expenses incurred prior to his death, resignation, date of disability or termination. In the event Ms. Li’s employment is terminated without cause, she will be eligible to receive and we will pay her (i) any earned but unpaid base salary through her last date of employment, at the rate then in effect, (ii) for any unused accrued and unforfeited vacation, (iii) her base salary in effect at the time of his termination on a monthly basis, through the anniversary of the effective date of her employment agreement, and (iv) for any unreimbursed business expenses incurred by her prior to his last date of employment with the Company.

Jun Min’s employment agreement has a term of one year, effective as of April 20, 2007, and provides for an annual base salary of $120,000, subject to subsequent annual review by our Board of Directors. The term of his agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 120,000 shares of common stock with an exercise price of $10.74 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Mr. Min’s continued employment with the Company on each vesting date. Mr. Min is also entitled to an annual performance based bonus of up to $30,000 based upon the Company’s performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. Mr. Min’s employment can be with cause, or without cause pursuant to a decision by our Chief Executive Officer and in the event of death, resignation or disability. In the event of death, resignation, disability or termination with cause, Mr. Min would be entitled to (i) any earned but unpaid base salary through his date of death, resignation, disability or termination, (ii) for any unused accrued and unforfeited vacation, and (iii) for any unreimbursed business expenses incurred prior to his death, resignation, date of disability or termination. In the event Mr. Min’s employment is terminated without cause, he will be eligible to receive and we will pay him (i) any earned but unpaid base salary through his last date of employment, at the rate then in effect, (ii) for any unused accrued and unforfeited vacation, (iii) his base salary in effect at the time of his termination on a monthly basis, through the anniversary of the effective date of his employment agreement, and (iv) for any unreimbursed business expenses incurred by him prior to his last date of employment with the Company.

Binsheng Li’s employment agreement has a term of one year, effective as of April 20, 2007, and provides for an annual base salary of $80,000, subject to subsequent annual review by our Board of Directors. The term of his agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 80,000 shares of common stock with an exercise price of $10.74 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Mr. Li’s continued employment with the Company on each vesting date. Mr. Li is also entitled to an annual performance based bonus of up to $20,000 based upon the Company’s performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. Mr. Li’s employment can be terminated with cause, or without cause pursuant to a decision by our Chief Executive Officer and in the event of death, resignation or disability. In the event of death, resignation, disability or termination with cause, Mr. Li would be entitled to (i) any earned but unpaid base salary through his date of death, resignation, disability or termination, (ii) for any unused accrued and unforfeited vacation, and (iii) for any unreimbursed business expenses incurred prior to his death, resignation, date of disability or termination. In the event Mr. Li’s employment is terminated without cause, he will be eligible to receive and we will pay him (i) any earned but unpaid base salary through his last date of employment, at the rate then in effect, (ii) for any unused accrued and unforfeited vacation, (iii) his base salary in effect at the time of his termination on a monthly basis, through the anniversary of the effective date of his employment agreement, and (iv) for any unreimbursed business expenses incurred by him prior to his last date of employment with the Company.

Wilfred Chow’s employment agreement has a term of one year, effective as of April 20, 2007, and provides for an annual base salary of $160,000, subject to subsequent annual review by our Board of Directors. The term of his agreement shall be automatically renewed for another year, unless a written notice is given by either party of an intention not to renew the agreement no later than 90 days prior to the expiration of the term. The agreement also provides for the grant of options to purchase 100,000 shares of common stock with an exercise price of $10.74 per share. The stock options are granted under the Company’s 2006 Equity Incentive Plan and will vest ratably over a five year period, subject to Mr. Chow’s continued employment with the Company on each vesting date. Mr. Chow is also entitled to an annual performance based bonus of up to $40,000 based upon the Company’s performance and such amount may be increased if the Company exceeds certain net income targets for the year, or may be decreased if the net income targets are not met. We can terminate Mr. Chow’s employment with cause, or without cause pursuant to a decision by our Chief Executive Officer and in the event of death, resignation or disability. In the event of death, resignation, disability or termination with cause, Mr. Chow would be entitled to (i) any earned but unpaid base salary through his date of death, resignation, disability or termination, (ii) for any unused accrued and unforfeited vacation, and (iii) for any unreimbursed business expenses incurred prior to his death, resignation, date of disability or termination. In the event Mr. Chow’s employment is terminated without cause, he will be eligible to receive and we will pay him (i) any earned but unpaid base salary through his last date of employment, at the rate then in effect, (ii) for any unused accrued and unforfeited vacation, (iii) his base salary in effect at the time of his termination on a monthly basis, through the anniversary of the effective date of his employment agreement, and (iv) for any unreimbursed business expenses incurred by him prior to his last date of employment with the Company.

Potential Payments Upon Termination or Change in Control

Assuming the employment of our named executive officers were to be terminated without cause or for good reason, as of December 31, 2007, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table through April 20, 2008:

Cash Payments
Tony Liu	$66,667
Yanchun Li	53,333
Jun Min	40,000
Binsheng Li	26,667
Wilfred Chow	53,333

2007 Outstanding Equity Awards at Fiscal Year-End

	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Tony Liu	—	200,000	200,000	10.74	4/20/2017
Yanchun Li	—	160,000	160,000	10.74	4/20/2017
Jun Min	—	120,000	120,000	10.74	4/20/2017
Binsheng Li	—	80,000	80,000	10.74	4/20/2017
Wilfred Chow	—	100,000	100,000	10.74	4/20/2017

Option Exercises and Stock Vested During 2007 Fiscal Year

	Option Awards
	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (2)
Tony Liu	38,777	—
Yanchun Li	23,266	—
Jun Min	23,266	—
Binsheng Li	13,960	—
Wilfred Chow	—	—

(1)	Represents exercise of all vested options grant prior to fiscal 2007 under the 2004 Plan.
(2)	None of the shares acquired on exercise of options during fiscal 2007 was sold as of the date of this report.

Compensation of Independent Directors for the 2007 Fiscal Year

Prior to April 20, 2007, the Company signed new independent director agreements with each of Ms. Brody and Messrs. Patti and Wang, which superseded previous agreements with such directors, dated June 28, 2005 and amended on March 8, 2006. On August 21, 2006 and December 15, 2006, the Company signed independent director agreements with Mr. Wizel and Mr. Zhang, respectively. Pursuant to the agreements, the Company agreed to pay each independent director the following fees for services to be rendered: (1) a fee in cash of $30,000 for six months ended December 31, 2006; and (2) a fee in cash of $30,000 per annum for each year subsequent to 2006. The fees in cash are payable to each independent director monthly in equal installments. In addition, during the term of the independent directors’ service as a director or member of any Board committee of the Company and starting from January 1, 2007, each independent director shall be entitled to receive each year, shares of Common Stock of the Company with an aggregate value of $30,000 per annum, calculated based on the average closing price per share for the five (5) trading days preceding and including January 1 of such year.

On April 20, 2007, Compensation Committee of the Company, after consulting a third party consultant, approved changes to the annual compensation provided to independent directors. The changes were made upon the ratification by the Board of Directors. The fee changes for annual retainers and the changes for annual equity awards become effective as of the date of the approval. The changes in compensation for independent directors is as follows:

•	increased the annual retainer fee for each independent director from $30,000 to $40,000;

•	increased the annual stock award for each independent director from $30,000 to $60,000, and

•	additional annual stock award of $5,000 for Compensation Committee Chair and $8,000 for Audit Committee Chair.

The annual retainer is paid to the independent directors in monthly installments in arrears. The independent directors may elect to receive shares of the Company’s Common Stock instead of a cash payment for their annual retainer fee. Independent directors shall be entitled to receive each year, shares of Common Stock of the Company with an aggregate value range from $60,000 to $68,000 per annum, calculated based on the average closing price per share for the five (5) trading days preceding and including the date of the signing of each such independent director’s agreement. The equity award to independent directors is awarded at the beginning of each fiscal year for service rendered for the preceding fiscal year. The Company reimburses its independent directors for reasonable travel expenses to attend Board and Committee meetings.

The following table sets forth all compensation paid or to be paid by AOB, as well as certain other compensation paid or accrued, for each of the independent directors for the year 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cosimo J. Patti	36,667	50,000	(1)	—	—	—	—	86,667
Xianmin Wang	36,667	50,000	(1)	—	—	—	—	86,667
Eileen Brody	10,000	80,000	(3)	—	—	—	—	90,000
Lawrence S Wizel	36,667	55,333	(2)	—	—	—	—	92,000
Baiqing Zhang	36,667	50,000	(1)	—	—	—	—	86,667

(1)	4,617 shares of common stock to be issued were outstanding for each of the independent directors as of January 1, 2008.
(2)	5,122 shares of common stock to be issued were outstanding as of January 1, 2008.
(3)	7,608 shares of common stock to be issued were outstanding as of January 1, 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of our Compensation Committee of the Board of Directors during 2007 were Ms. Brody and Messrs. Patti, Wizel and Wang. No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

COMPENSATION COMMITTEE REPORT (1)

The Compensation Committee has reviewed and discussed the discussion and analysis of the Company’s compensation which appears above with management, and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this Proxy Statement.

The members of the Compensation Committee are:

Eileen Brody (Chair)

Cosimo J. Patti

Xianmin Wang

Lawrence S. Wizel

(1)	The material in the Compensation Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

REQUIRED VOTE

Election of the directors requires a plurality vote of the shares presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

THE NINE NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Weinberg & Company, P.A. has served as our independent auditors since February 16, 2004, and the Board of Directors appointed Weinberg & Company, P.A. as our independent auditors for the 2008 fiscal year. A representative from Weinberg & Company, P.A. or its People’s Republic of China cooperation partner is expected to be present at the Annual Meeting by telephone conference call to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

Fees of Independent Auditor

Aggregate fees billed to us by Weinberg & Company, P.A. during the fiscal years ended December 31, 2007 and 2006 were:

	2007	2006
Audit Fees	$1,241,000	$704,094
Audit Related Fees	0	$397,848
Tax Fees	$4,500	$4,500
All Other Fees	162,700	$6,375

Total	$1,408,200	$1,112,817

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

There are $162,700 other fees related to the review of a Registration Statement on Form S-3 filed with the SEC.

The Audit Committee reviewed and approved all audit and non-audit services provided by Weinberg & Company, P.A. and concluded that these services were compatible with maintaining its independence. The Audit Committee approved the provision of all non-audit services by the firm.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to AOB by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to AOB;

•	provision by the independent auditor to AOB of strategic consulting services of the type typically provided by management consulting firms; or

•

the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of AOB’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of AOB who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by AOB, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by AOB.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF

THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

2008 STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act for our 2008 Annual Meeting of Stockholders, that will be held in 2009, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than June 23, 2009.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws. The Company’s bylaws do not contain such an advance notice provision.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in this proxy statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.bioaobo.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 6, 2008. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

By Order of the Board of Directors

/s/ Tony Liu

Tony Liu

Chairman, and Chief Executive Officer

October 6, 2008

AMERICAN ORIENTAL BIOENGINEERING, INC.

PROXY FOR ANNUAL MEETING

TO BE HELD ON DECEMBER 5, 2008

The undersigned stockholder of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Liu, Yanchun Li, Jun Min and Binsheng Li, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 9:00 p.m., Beijing Standard Time (local time) at 25th Floor—Mid Section, Great China International Exchange Square, No.1 Fuhua 1 Rd, Futian District, Shenzhen, 518034 People’s Republic of China, Shenzhen, 518026 People’s Republic of China on December 5, 2008, which is the equivalent to 8:00 a.m. US Eastern Standard Time on December 5, 2008 or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

The Board of Directors recommends that you vote “FOR” each proposal.

1. Elect nine (9) Directors	1. Tony Liu	2. Jun Min	3. Yanchun Li
	4. Binsheng Li	5. Cosimo J. Patti	6. Xianmin Wang
	7. Eileen Bridget Brody	8. Lawrence S. Wizel	9. Baiqing Zhang

☐	FOR all nominees listed above (except those whose names or numbers have been written on the line below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	Proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: , 2008

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

AMERICAN ORIENTAL BIOENGINEERING, INC.	Shareholder Meeting to be held on 12/5/08

** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Materials	• Notice and Proxy Statement • Form 10-K
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
PROXY MATERIALS - VIEW OR RECEIVE
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 11/13/08.

AMERICAN ORIENTAL BIOENGINEERING, INC. INVESTOR RELATIONS 330 MADISON AVENUE, 9TH FLOOR NEW YORK, NY 10017	HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	-	www.proxyvote.com
	2) BY TELEPHONE	-	1-800-579-1639
	3) BY E-MAIL*	-	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

R1AOB1

Meeting Information	How To Vote
Meeting Type: Annual Meeting Date: 12/5/08 Meeting Time: 8:00 A.M. EST For holders as of: 10/6/08	Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Meeting Location:
Great China International Exchange Square 1 Fuhua One Road, 25th Floor Mid-Section Futian District Shenzhen 518034, People’s Republic of China
Vote By Internet
To vote now by Internet, go to
Meeting Directions:	WWW.PROXYVOTE.COM.
For Meeting Directions Please Call: (212) 786-7566

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

R1AOB2

Voting items
The Board of Directors recommends that you vote “FOR” each proposal.

1.	Elect nine (9) Directors

Nominees:

	01) Tony Liu	06) Xianmin Wang
	02) Jun Min	07) Eileen Bridget Brody
	03) Yanchun Li	08) Lawrence S. Wizel
	04) Binsheng Li	09) Baiqing Zhang
05) Cosimo J. Patti

2.	Proposalto ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors.

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

R1AOB3

AMERICAN ORIENTAL BIOENGINEERING, INC. INVESTOR RELATIONS 330 MADISON AVENUE, 9TH FLOOR NEW YORK, NY 10017

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

AMOBO1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN ORIENTAL BIOENGINEERING, INC.		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote “FOR” each proposal.		All	All	Except

Vote On Directors		☐	☐	☐	________________________________________
1. Elect nine (9) Directors Nominees:
01) Tony Liu	06) Xianmin Wang
02) Jun Min	07) Eileen Bridget Brody
03) Yanchun Li	08) Lawrence S. Wizel
04) Binsheng Li	09) Baiqing Zhang
05) Cosimo J. Patti

Vote On Proposal	For	Against	Abstain

2. Proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors.	☐	☐	☐

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE DATE AND SIGN BELOW exactly as name appears above, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement & Form 10-K are available at www.proxyvote.com.

AMERICAN ORIENTAL BIOENGINEERING, INC.

PROXY FOR ANNUAL MEETING

TO BE HELD ON DECEMBER 5, 2008

The undersigned stockholder of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Liu, Yanchun Li, Jun Min and Binsheng Li, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2007 Annual Meeting of Stockholders of the Company to be held on December 5, 2008, at 9:00 p.m. local time (December 5, 2008, 8:00 a.m. Eastern Standard Time) at 1 Fuhua One Road, Great China International Exchange Square, 25th Floor Mid Section, Futian District, Shenzhen 518034, People’s Republic of China, or at any adjournment or postponement thereof, and to vote, as designated on the reverse side, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.